Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financings) Issued by
               NCT Group, Inc. to Carole Salkind on April 4, 2007


   Issue Date        Due Date          Principal           Conversion Price
   ----------        --------          ---------           ----------------
    04/04/07         10/04/07          $600,000         Greater of:  (i) $0.002;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion